GOODWILL	12 Months Ended
Dec. 31, 2025
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2025	2024
Balance at beginning of year	$12,239	$14,129
Acquisitions through business combinations (1)	736	50
Impairment (2)	(85)	(793)
Dispositions (3)	(157)	(638)
Assets reclassified as held for sale	—	14
Foreign currency translation	577	(523)
Balance at end of year	$13,310	$12,239
____________________________________
(1)See Note 3 for additional information.
(2)Includes a goodwill impairment of $71 million at the partnership’s solar power solutions for the year ended December 31, 2025 (2024: $661 million at the partnership’s healthcare services).
(3)See Note 8 and Note 14 for additional information.
The partnership evaluates goodwill for impairment on an annual basis, or more often if events or circumstances indicate there may be an impairment. To determine whether goodwill is impaired, the partnership compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts, determined as the higher of the estimated fair value less costs of disposal or the value in use. For calculating the value in use at each cash-generating unit, this involves estimating expected future cash flows based on forecasted revenues and margins, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates and perpetuity growth rates which individually range from 3.8% to 16.2%, 8.7% to 12.0% and 1.0% to 3.0%, respectively (2024: 4.6% to 12.1%, 8.7% to 11.9%, and 0.8% to 3.0%, respectively). These assumptions and inputs are forecasted over a period of 5 years except for cases where a longer period can be justified for certain cash-generating units and are based on market information and internal management forecasts, reflective of historical experience and macroeconomic expectations. The most significant assumption used in the estimation of fair value less costs of disposal is the terminal value multiple which range from 8.0x to 12.0x.
During the year ended December 31, 2025, the partnership recorded a goodwill impairment loss of $71 million on a cash-generating unit within the industrials segment. The impairment is related to the partnership’s investment in solar power solutions due to revised expectations of cash flows as a result of increased competition and continued challenging market conditions. The recoverable amount calculated to assess goodwill impairment was based on an estimate of value in use using a discounted cash flow analysis incorporating unobservable inputs.
As at December 31, 2025, the recoverable amounts of the partnership’s remaining cash-generating units with material goodwill balances were greater than their carrying values with significant headroom.
Goodwill, net of accumulated impairment losses, is allocated to the following cash-generating units as at December 31, 2025 and 2024:

(US$ MILLIONS)	2025	2024
Dealer software and technology services operation	$4,448	$4,448
Modular building leasing services	1,961	1,797
Engineered components manufacturing operation	1,884	1,785
Advanced energy storage operation	1,845	1,639
Lottery services operation	1,237	1,192
Electric heat tracing systems manufacturer	680	—
Other operations	1,255	1,378
Total	$13,310	$12,239